Filed Pursuant to 497(e)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
Supplement dated September 26, 2011 to PROSPECTUSES dated May 2, 2011
Changes to Variable Investment Options
This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued prior to November 23, 2009, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements Contract prospectuses dated May 2, 2011.

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.
Purpose of this Supplement
This Supplement announces name changes and investment strategy changes to the American Fundamental Holdings Trust and American Global Diversification Trust.
Portfolio Name Changes
Effective after the close of business on September 26, 2011, American Fundamental Holdings Trust will be known as Fundamental Holdings Trust and American Global Diversification Trust will be known as Global Diversification Trust:

Former Portfolio Name	New Portfolio Name
American Fundamental Holdings Trust	Fundamental Holdings Trust
American Global Diversification Trust	Global Diversification Trust
Accordingly, all references in the Annuity Prospectus to “American Fundamental Holdings Trust” are replaced with “Fundamental Holdings Trust” and all references in the Annuity Prospectus to “American Global Diversification Trust” are replaced with “Global Diversification Trust.”

Filed Pursuant to 497(e)
Portfolio Investment Objective and Strategy Changes
Effective after the close of business on September 26, 2011, the disclosure in “IV. General Information about Us, the Separate Accounts and the Portfolios” on American Fundamental Holdings Trust and American Global Diversification Trust is revised as follows:
JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio’s manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
(see “Appendix D: Optional Guaranteed Minimum Withdrawal Benefits”).
John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests in other JHVIT Portfolios, portfolios of the American Funds Insurance Series, and may invest in other mutual funds and investment companies, as well as exchange traded funds (“ETFs”), and may make direct investments in other types of investments such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships.

Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests in other JHVIT Portfolios, portfolios of the American Funds Insurance Series, and may invest in other mutual funds and investment companies, as well as exchange traded funds (“ETFs”), and may make direct investments in other types of investments such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. The Portfolio intends to invest a portion of its assets in foreign securities or in portfolios that invest primarily in foreign securities.
You should retain this Supplement for future reference.
Supplement dated September 26, 2011

09/11:	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558
	333-71072	333-138846
	333-71074	333-61283